July 30, 2008
2008 KBW Community Bank
Investor Conference

This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations, and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. Factors that might cause a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting Gateway Financial
Holdings, Inc.s operations, pricing, products, and services. Actual results may differ materially from the results discussed in these forward-looking statements. Gateway
Financial Holdings, Inc. assumes no obligation for updating such forward-looking statements at any time. Investors are encouraged to access Gateway Financial
Holdings, Inc.s periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company.
Forward-Looking Statements

Gateway Corporate Profile
• NC bank charter with holding company headquarters in
 Virginia Beach, VA
• Assets of $2.13 billion
• Opened for business in December 1998
• 36 financial centers in Virginia and Central and Eastern
 North Carolina plus 3 LPOs
• Focused on small- and medium-sized businesses,
 professionals, and individuals located in its markets

A Strategy Based on Quality Growth
• Established infrastructure to achieve and maintain strong
 asset quality
• Identified attractive markets and established a presence through:
 – De novo branching
 – Branch acquisitions
 – Acquisition of well-run financial institutions
• Built quality management team
 – Hired “best-of-class” local lenders, managers, and support personnel
 – Designed incentives to support top performance
 – Place continuing emphasis on customer service

Gateway’s Growing Sphere of Influence
 Current Storefront Branches:
 • Charlottesville, VA
 • Chapel Hill, NC
  Current LPOs
 • Greenville, NC
 • Wake Forest, NC
 • Lynchburg, VA
  Future Branches:
 • Raleigh, NC
 • Greenville, NC
 • Wake Forest, NC
 • Chesapeake, VA
 • Cary, NC
 • Chapel Hill, NC
 • Durham, NC
Current Branches:
• Elizabeth City, NC (3)
• Edenton, NC
• Kitty Hawk, NC (2)
• Plymouth, NC
• Raleigh, NC (3)
• Roper, NC
• Moyock, NC
• Nags Head, NC
• Chesapeake, VA (3)
• Virginia Beach, VA (7)
• Suffolk, VA
• Emporia, VA (2)
• Wilmington, NC
• Norfolk, VA
• Richmond, VA (6)

$53,000
14.9%
37,000
11.3
Outer Banks
2002
2000+
2007
2006
2006
2002
1999
 Mkt. Entry
Date of
61.2
38.8
100.0
9.6
0.0
17.6
6.4
38.4
16.7
$58,600
7.2%
1,215,000
Richmond
$48,300
17.7%
340,000
Wilmington
$59,800
7.8%
7,862,000
Virginia
$53,200
6.3%
306.3 MM
USA
$49,700
8.9%
9,068,000
North Carolina
$52,400
8.6%
5,075,000
Wt. Avg. GBTS*
$52,100
7.1%
230,000
All Other
Counties**
$62,800
15.5%
1,501,000
Triangle
$53,700
5.1%
1,691,000
Hampton Roads
$38,700
61,000
Albemarle
 2007 Pop.
 MSA
*  Based on 6/30/2007 deposits per SNL Financial excluding $235MM of brokered deposits in Albemarle
**  All Other includes: Chowan & Washington, NC and Emporia, VA
Expansion to Additional Attractive Markets

• Albemarle
• Outer Banks
• Hampton Roads MSA
* Deposits exclude brokered CDs
Gateway’s Initial Core Franchise:

Reaching for Higher-Growth Markets
• The Triangle:
 – Consists of Raleigh-Cary MSA and Durham MSA, with combined population > 1.5 million
 – Raleigh is state capital and 2nd most populous city in NC
 – MSA is 9th strongest economy in the US; anchored by leading technology firms
• Wilmington:
 – Largest city in southeastern NC; MSA population > 326,000
 – A major center of American film and television production
 – Major tourist, retirement, and educational center
• Richmond, VA:
 – Capital of Commonwealth of VA; city population of 193,000 and 2.1 million in MSA
 – Ranked 3rd best city for business by MarketWatch in 2007
 – Region is within a day's drive to half of the U.S. population

The Triangle Region
($millions)
* Excludes brokered deposits
The Triangle …Higher Growth, Strong Economy

Wilmington NC
($millions)
1st full-service
banking office
opened in
Nov. 2007
LPO
Wilmington: Another Attractive Market

Richmond
Bank of Richmond: Acquired June 2007
($millions)
*  Excludes brokered deposits
The Central Virginia Region:* Richmond, Charlottesville & Lynchburg
Strong Growth Opportunities

(millions)
$1,752
$995
$382
$667
3.5-year CAGR Loan Growth
 48% Organic 54% Total
$1,522
Vibrant Markets Continue to Support
Quality Loan Growth

• Core deposits are 63% of deposits
• Non-maturity deposits (transaction
 & MM accounts) are 40% of
 deposits
• 2Q 2008 average cost of non-
 maturity accounts: 2.25%
• 2Q 2008 average cost of funds:
 3.57% vs 4.61% for 4Q 2007
• Brokered deposits split between
 floating rate (11.9%) and fixed rate
 (8.0%)
Deposit Composition at June 30, 2008
Total Deposits: $1.62 Billion
22.4%
13.0%
17.3%
9.1%
Demand
MM &
Savings
CDs
< $100 M
Brokered
CDs
CDs
> $100 M
Brokered
MMDA
8.0%
11.9%
NOW
18.3%

NPAs + 90 Days / Avg Assets (%)
NCOs / Avg. Loans (%)

Solid Asset Quality

As a starting point, quality loan performance reflects:
• Conservative underwriting
• Experience of loan officers, and
• Strength of “cherry-picked” local economies
How Has Gateway Managed to Preserve Credit
Quality Under Challenging Conditions?
In addition:
• Lenders own entire relationship: underwriting and account management
• Incentives tied first to asset quality: past dues and charge-offs have a priority impact on the bonus pool available for incentive pay
• Past-due accounts discussed at weekly meetings
• Quarterly risk-grade assessment of entire loan portfolio
• Internal loan review is supplemented with bi-annual third party reviews
• Added new position of Chief Lender to oversee portfolio strategy and implementation

• 2Q 2008 portfolio yield: 6.69%
• Variable rate loans account for
 approximately 63% of the
 portfolio
• 6.50% floors are now added to
 variable rate loans
Loans are performing well.
But...in response to current market
 conditions, Gateway is committed
 to:
• Moderating loan growth
• Re-balancing loan mix
Loan Portfolio: $1.75 Billion
at June 30, 2008
C&I,
17.1%
$669
MM
C & D,
 38.2%
$400 MM
$245 MM
$119 MM
$302 MM
Commercial RE,
22.8%
1-4 Res. Mtg.
14.0%
Home
Equity,
6.8%
Consumer
1.1%
Loan Portfolio is >80% Collateralized by Real Estate

• Currently working off
 unfunded C&D commitments
 and loans in pipeline
• Selectively reducing level of
 new construction lending
• Out-participating C&D loans
 to correspondent banks
• Shifting toward C&I, CRE,
 and jumbo mortgages
Construction Portfolio Reduces to 38% of
Loans at 2Q 2008
32.6%
8.5%
C&D =
$669 MM
21.3%
21.4%
Developed
Lots
Raw
Land
A&D
Commercial
Construction
1-4 Family
Construction
(As % of C&D Loans)
Plan to Reduce C&D Concentration Further

Nonaccruals by Region
Nonaccrual Loans are 0.40% of Total Loans
Nonaccruals as % of Loan Type
$7.1
MM
$2.6 MM =
1.07% of Res.
RE
$1.2 MM = 1.05%
of Home Equity
$2.6 MM = 0.39%
of C&D
$0.1 MM =
0.02% of CRE
$0.44 MM =
0.14% of C&I
Wilmington
20.8%
$7.1
MM
Outer Banks
37.2%
Albemarle - 14.0%
Hampton
Roads
24.7%
Other - 1.2%
At June 30, 2008
Triangle
2.0%
Non-Accrual Loans Remain Low @ $7.1 million

• Outer Banks (OBX) = $2.6 million of non-accrual loans
 – Largest loan is $503M; minimal loss anticipated
 – Remaining $2.1 million of NPL is highly granular (13 loans)
 – Outer Banks RE has softened; home sales off 15% YOY; permits down 6%
• Hampton Roads = $1.7 million of non-accrual loans
 – Three relationships; largest loan is $1.3 million
• Wilmington = $1.5 million of non-accrual loans
 – $927,000 loan against developed residential lot
 – $500,000 residential construction
• OREO totals $3.1 million (.17%)
 – $2.7 million (88%) located in OBX
Only 4 Non-Performing Loans are Larger than $500,000

($millions)
$9.1
$2.4
$4.4
$2.8
$2.3
$2.2
30-89 Day Delinquencies: $2.4 Million in 2Q
• Lowest level of delinquencies
 in 4 quarters
• Outer Banks accounts for $1.1
 million of PD outstandings
• 1Q 2008 includes $3.4MM of
 administrative past due loans

63.0%
2,200
1,600
1,350
Prov. Loan Losses
6.97%
0.55%
3.50%
1,411,231
1,354,160
1,749,258
0.17
2,019
3,117
$11,709
June 2007
4.12%
0.38%
2.97%
1,618,541
1,752,007
2,127,725
0.11
1,960
4,841
$13,720
June 2008
(2.9%)
3,123
Net income
(17) Bps
0.65%
ROAA
(53) Bps
2.91%
Net interest margin
17.2%
$12,634
Net interest income
55.3%
6,878
Non-interest income
(285) Bps
7.38%
ROAE
21.6%
1,992,685
Total assets
1,554,997
1,635,318
0.20
Mar 2008
29.4%
Total loans
14.7%
Deposits
(35.3%)
Diluted EPS
% Change**
($ in Thousands)
**  June 2008 compared to June 2007 on GAAP basis
Comparison of Quarterly Financial Highlights

Loan Yields (%)
Cost of Funds (%)
GBTS Performance Relative to NC & VA Peer Group
Quarterly Loan Yields and Cost of Funds

Steps Taken to Restore Net Interest Margin
• Opening storefront branches to attract lower-cost deposits earlier
 – 2 storefronts open and 3 LPOs will soon convert
 – In Chapel Hill: $8.5 million in core deposits in 2 months
• Lenders now measured (at 60% weighting) for deposits gathered
• Placing floors on variable rate loans as they renew
• Strong commercial banking products such as remote capture
• Shift from brokered CDs to brokered MMs priced at Fed Funds +16 bps floating - matches variable-rate loan pricing
• On track to meet 2008 goal for $250 million increase in non-maturity deposits

Grow Non-Bank Activities to Enhance
Revenue Stream
• Non-interest income contributed ~ 27% of YTD 2008 operating revenue
• Insurance:
 – Commissions increased 7% for first half 2008 vs. 2007, up $217,000
 – Plan to acquire additional agencies
• Mortgage Banking:
 – Mortgage revenues increased $142,000 (19.4%) in 2Q08 vs. 2Q07
 – Expanding in current high-growth markets and entering new markets (such as
 Richmond)
• Brokerage
• Title Company

($000)
4-year CAGR = 39.5%
* Excludes non-recurring gains/losses and non-cash impact of economic hedge and FAS 159 mark-to-market changes.
Noninterest Income*: Increasingly Diverse

Non-Interest Exp. / Avg Assets (%)
Making Progress in Expense Control

Vision is successful due to exceptional execution.
2008 and Beyond:
High Performance Goals Shift Focus to Profitability
• We expect historical vibrant growth to normalize and earnings to increase with controlled overhead expenses and economies of scale
• Strong credit performance should continue: < $3 million losses over life of Gateway
• We are strategically focused on attaining a 1% ROAA
• We continue our focus on non-bank subs as buffer against margin compression

July 2008